SUPPLEMENT DATED APRIL 2, 2015

 FIRST INVESTORS LIFE SERIES FUNDS PROSPECTUS
DATED MAY 1, 2014

1.	In "The Funds Summary Section" for the Fund For Income, the information under the heading "Portfolio Manager" is deleted in its entirety and replaced with the following:
Portfolio Manager:  The Fund has been managed by Muzinich since 2009 by a team of investment professionals who have active roles in managing the Fund. Clinton Comeaux has served as Portfolio Manager of the Fund since 2009 and Bryan Petermann has served as Portfolio Manager of the Fund since 2010.

2.	In the "Fund Management In Greater Detail" section, the information under the subheading "The Subadvisers" related to the Fund For Income is deleted in its entirety and replaced with the following:

The Fund For Income is managed by a team of investment professionals who have active roles in managing the Fund. The following investment professionals manage the Fund: Clinton Comeaux, Portfolio Manager, who joined Muzinich in 2006; and Bryan Petermann, Portfolio Manager, who joined Muzinich in 2010 and prior thereto served as Managing Director, Head of High Yield, at Pinebridge Investments (f/k/a AIG Investments), for the last 5 years of his tenure (2000-2010).  Mr. Comeaux has served as Portfolio Manager of the Fund since 2009 and Mr. Petermann has served as Portfolio Manager of the Fund since 2010. Messrs. Comeaux and Peterman also serve as Portfolio Managers of other First Investors Funds.
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Please retain this Supplement for future reference.

LSP0415

SUPPLEMENT DATED APRIL 2, 2015

FIRST INVESTORS LIFE SERIES FUNDS
STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2014

1.
In Part I, in the "Portfolio Managers" section, under the heading "A. Other Accounts Managed by Portfolio Managers for Fiscal Year Ended December 31, 2013", the information related to Muzinich & Co., Inc. ("Muzinich") is deleted in its entirety and replaced with the following:

Muzinich's Portfolio Managers:
Clinton Comeaux: Life Series Fund For Income	Other Registered Investment Companies	1	$691.1	0	$0
	Other Pooled Investment Vehicles	20	$17,269.2	5	$431.2
	Other Accounts	24	$1,557.0	4	$294.2
Bryan Petermann: Life Series Fund For Income	Other Registered Investment Companies	2	$744.1	0	$0
	Other Pooled Investment Vehicles	17	$16,754.1	2	$431.2
	Other Accounts	22	$1,635.5	2	$187.9

2.
In Part I, in the "Portfolio Managers" section, under the heading "D. Portfolio Manager Fund Ownership for Fiscal Year Ended December 31, 2013", the information related to Muzinich is deleted in its entirety and replaced with the following:

Muzinich's Portfolio Managers
Name	Funds Covered by this SAI	Dollar Range of Fund Ownership (dollars)
Clinton Comeaux	Life Series Fund For Income	None
Bryan Petermann	Life Series Fund For Income	None

3.	In Part II, in the "Portfolio Holdings Information Policies and Procedures" section, the fourth and fifth paragraphs are deleted in their entirety and replaced with the following:

Non-public portfolio holdings information may be provided to the following categories of persons based upon the fact that they have a legitimate business need for such information and are subject to a duty of confidentiality:

Service Provider	Service	Holding Access

FIMCO	Investment Adviser of the Funds.	Complete list on a daily basis with no lag time.

Investment Sub-Adviser	Investment sub-adviser to one or more Funds	Complete list of holdings under sub-adviser's management on a daily basis with no lag time.

The Bank of New York Mellon Corporation and its foreign sub-custodians	Funds' custodian and foreign custody manager, and foreign sub-custodians.	Complete list on a daily basis with no lag time.

Tait, Weller & Baker	Funds' independent public accounting firm.	Complete list on daily basis with no lag time.

KPMG LLP	FIMCO's independent public accounting firm.	Complete list on daily basis with no lag time.

Lipper, Inc.	Provide performance and portfolio analytics reporting for the Funds.	Complete list on quarterly basis with a 30 day lag time.

FactSet Research Systems, Inc.	Provide performance and portfolio analytics reporting for the Funds.	Complete list on daily basis with no lag time.

Morningstar	Provide performance and portfolio analytics reporting for the Funds.	Complete list on quarterly basis with a 30 day lag time.

Bloomberg	Provide research and portfolio analytics reporting for the Funds.	Complete list on daily basis with no lag time.

Interactive Data Corp	Provide pricing service used for the Funds.	Complete list on daily basis with no lag time.

Standard & Poor's Securities Evaluations, Inc.	Provide back-up pricing service for the Funds.	Complete list on weekly basis with no lag time.

Broadridge Investor Communication Solutions, Inc.	Proxy voting services employed by the Funds.	Complete list on daily basis with no lag time.

Certain third parties are provided with nonpublic holdings information (either complete or partial lists) by the Funds on an ad hoc basis. These third parties include: broker-dealers, pricing services, issuers (or their agents), proxy voting research providers, parties who provide insurance for municipal securities that may be purchased by the Funds, legal counsel for the Funds, Independent Trustees of the Funds and legal counsel for the Independent Trustees of the Funds. Broker-dealers utilized by the Funds in the process of purchasing and selling portfolio securities or providing market quotations receive limited holdings information on a current basis with no lag time.
4.	In Part II, in the "General Information" section, the first paragraph is deleted in its entirety and replaced with the following:

Custodian. The Bank of New York Mellon Corp. ("BNY Mellon"), One Wall Street, New York, NY 10286, is custodian of the securities and cash of each Fund. BNY Mellon employs foreign sub-custodians and foreign securities depositories to provide custody of foreign assets.

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Please retain this Supplement for future reference.

LSSAI0415